Exhibit 25

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)     ☐

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

DYNCORP INTERNATIONAL LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2287126
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

DIV Capital Corporation

(Exact name of obligor as specified in its charter)

Delaware	72-1591534
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

DTS Aviation Services LLC

(Exact name of obligor as specified in its charter)

Nevada	43-2053132
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

DynCorp Aerospace Operations LLC

(Exact name of obligor as specified in its charter)

Delaware	54-1696542
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

DynCorp International Services LLC

(Exact name of obligor as specified in its charter)

Virginia	54-1108455
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Dyn Marine Services LLC

(Exact name of obligor as specified in its charter)

California	62-1221029
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

DynCorp International of Nigeria LLC

(Exact name of obligor as specified in its charter)

Delaware	68-0606520
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Dyn Marine Services of Virginia LLC

(Exact name of obligor as specified in its charter)

Virginia	54-1741786
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Services International LLC

(Exact name of obligor as specified in its charter)

Delaware	41-2030325
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Worldwide Humanitarian Services LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2314506
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

8445 Freeport Parkway Suite 400 Irving, Texas	75063
(Address of principal executive offices)	(Zip code)

9.50% Series B Senior Subordinated Notes due 2013

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of October, 2005.

THE BANK OF NEW YORK

By:	/S/ STACEY POINDEXTER
	Name:	STACEY POINDEXTER
	Title:	ASSISTANT VICE PRESIDENT